Exhibit (10(88)

AMENDMENT TO THE CERTIFICATE OF DESIGNATION OF THE RELATIVE
RIGHTS AND PREFERENCES OF THE SERIES A CONVERTIBLE PREFERRED STOCK OF
ATTITUDE DRINKS INCORPORATED SECTION 242

The undersigned, being the Chief Executive Officer of Attitude Drinks Incorporated, a Delaware corporation (the “Company”), in accordance with the provisions of the Delaware General Corporation Law, does hereby certify that, pursuant to the authority conferred upon the Board of Directors of the Company by the Certificate of Incorporation of the Company, as amended, the following resolutions modifying the Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock (the “Certificate of Designation”) were duly adopted on January 9, 2013:

WHEREAS, the Board of Directors of the Company, pursuant to the authority expressly vested in it, had previously adopted resolutions creating the Series A Convertible Preferred Stock, which resolutions were incorporated into the Certificate of Designation filed with the Secretary of State of the State of Delaware on or about June 2, 2006 and subsequently amended on September 18, 2009;

RESOLVED, that Section 2(A) of the Certificate of Designation is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

2.	Rights, Powers, and Preferences

The Series A shall have the voting powers, preferences and relative, participating, optional and other special rights, qualifications, limitations and restrictions as follows:

A.
Designation and Amount. Out of the Twenty Million (20,000,000) shares of the $.001 par value authorized preferred stock, Nineteen Million Nine Hundred Ninety Nine Thousand Nine Hundred Forty Nine (19,999,949) shares shall be designated as shares of “Series A,” and Fifty One (51) shares shall be designated as shares of “Series A-1.”  The term “Series A” as used herein shall include the term “Series A-1” except in this Section 2.A. and Section 2.D.

RESOLVED, that Section 2(D) of the Certificate of Designation is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

2.	Rights, Powers, and Preferences

D.
Voting Rights. In all matters the Series A shall have the same voting rights as the Common Stock on a six to one (6:1) basis. If the Company effects a stock split which either increases or decreases the number of shares of Common Stock outstanding and entitled to vote, the voting rights of the Series A shall not be subject to adjustment unless specifically authorized. Each one (1) share of the Series A-1 shall have voting rights equal to (x) 0.019607 multiplied by the total issued and outstanding shares of Common Stock eligible to vote at the time of the respective vote (the “Numerator”), divided by (y) 0.49, minus (z) the Numerator. For purposes of illustration only, if the total issued and outstanding shares of Common Stock eligible to vote at the time of the respective vote is 5,000,000 the voting rights of one share of the Series A-1 shall be equal to 102,036 (0.019607 x 5,000,000) / 0.49) – (0.019607 x 5,000,000) = 102,036).

With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of Series A-1 shall vote together with the holders of Common Stock without regard to class, except as to those matters on which separate class voting is required by applicable law or the Certificate of Incorporation or bylaws.  If the Company effects a stock split which either increases or decreases the number of shares of Common Stock outstanding and entitled to vote, the voting rights of the Series A-1 shall not be subject to adjustment unless specifically authorized.

IN WITNESS WHEREOF, Attitude Drinks Incorporated has caused this Amendment to be signed by its Chief Executive Officer on this 9th day of January, 2013.

ATTITUDE DRINKS INCORPORATED

By:/s/ Roy Warren Name: Roy Warren Title: President, CEO

State of Delaware Secretary of State Division of Corporations Delivered 01:59 PM 01/09/2013 Filed: 01:59 pm 01/09/2013 SRV 130029889 – 2160417 File